REGISTRATION RIGHTS AGREEMENT

      In connection with the Stock Option Agreement, dated as of December 8, 1999, Jennifer Convertibles, Inc. ("JCI") hereby agrees that, if it registers shares of common stock owned by Klaussner Furniture Industries, Inc. under the Securities Act of 1933, it will also permit Harley J. Greenfield to register his shares in such registration.

      IN WITNESS WHEREOF, JCI has signed this agreement as of this 10th day of December, 1999.


                                             JENNIFER CONVERTIBLES, INC.

                                             By:  /s/  HARLEY J. GREENFIELD
                                                  ----------------------------
                                                       Harley J. Greenfield,
                                                       Chief Executive Officer